UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 6, 2020 at its headquarters in The Woodlands, Texas. At the Annual Meeting, the Company’s stockholders (1) elected each of Roger A. Cregg, Joseph A. Cutillo, Marian M. Davenport, Raymond F. Messer, Dana C. O’Brien, Charles R. Patton and Thomas M. White to serve as directors of the Company, each until the next annual meeting and the election of his or her successor; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2020.

Of the 27,843,582 shares of the Company’s common stock outstanding as of the record date, 25,394,311 shares were represented in person or by proxy at the Annual Meeting. The independent inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of each of the seven director nominees.

Name	For	Against	Abstain	Broker Non-Votes

Roger A. Cregg	21,979,261	13,790	7,530	3,393,730

Joseph A. Cutillo	21,978,659	14,871	7,051	3,393,730

Marian M. Davenport	21,595,593	387,888	17,100	3,393,730

Raymond F. Messer	21,612,902	370,949	16,730	3,393,730

Dana C. O'Brien	21,978,870	15,125	6,586	3,393,730

Charles R. Patton	21,628,336	365,388	6,857	3,393,730

Thomas M. White	21,628,716	365,009	6,856	3,393,730

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

17,644,043	3,996,511	360,027	3,393,730

Proposal No. 3: Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes

24,813,309	532,967	48,035	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	May 6, 2020	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer